Exchange differences (net)	12 Months Ended
Dec. 31, 2022
Exchange Differences
Exchange differences (net)

37.	Exchange differences (net)

Exchange differences" demonstrate the gains or losses on foreign currency transactions, the differences that arise on translations of monetary items in foreign currencies to the functional currency, and those disclosed on non-monetary assets in foreign currency at the time of their disposal.

Thousand of Reais	2022	2021	2020

Revenue with Exchange Variations	170,221,459	196,480,319	78,578,786
Expenses with Exchange Variations	(169,675,569)	(198,482,605)	(103,279,748)
Total	545,890	(2,002,286)	(24,700,962)